Exhibit 99.1

Energous Announces Registered Direct Offering and Concurrent Warrant Exercise for $5 Million in Gross Proceeds Priced At-the-Market Under Nasdaq Rules

SAN JOSE, Calif., Sept. 10, 2025 (GLOBE NEWSWIRE) – Energous Corporation d/b/a Energous Wireless Power Solutions (Nasdaq: WATT) (“Energous” or the “Company”), a pioneer in scalable, over-the-air (OTA) wireless power networks, today announced that it has entered into a definitive agreement for the purchase and sale of 585,347 shares of its common stock (or common stock equivalents in lieu thereof) and warrants to purchase up to 585,347 shares of common stock, at an offering price of $7.92 per share of common stock (or per common stock equivalent in lieu thereof) and accompanying warrant in a registered direct offering priced at-the-market under Nasdaq rules. The warrants will have an exercise price of $7.79 per share, will be exercisable immediately upon issuance and will expire five years following initial date of issuance.

In addition, the Company concurrently announced the entry into a definitive agreement for the immediate exercise of certain outstanding warrants of the Company to purchase an aggregate of 47,764 shares of the Company's common stock originally issued by the Company in March 2023 and February 2024 and having exercise prices of $6.7595 and $55.20 per share, respectively. The 13,750 warrants issued in March 2023 will be exercised at the current exercise price of $6.7595 and the 34,014 warrants issued in February 2024 will be exercised at a reduced exercise price of $7.79 per share. As consideration for the exercise of such existing warrants for cash, the Company will issue new unregistered warrants to purchase up to an aggregate of 47,764 shares of common stock at an exercise price of $7.79 per share at a purchase price of $0.125 per warrant in a private placement priced at-the-market under Nasdaq rules. The shares underlying the outstanding warrants are registered pursuant to an effective registration statement on Form S-3 (File No. 333-261087). The new warrants will be exercisable immediately upon issuance and will expire five years following the initial issuance date.

The closing of the offering and the concurrent warrant exercise is expected to occur on or about September 11, 2025, subject to the satisfaction of customary closing conditions.

Rodman & Renshaw, LLC and H.C. Wainwright & Co. are acting as the exclusive placement agents for the offering and the warrant exercise.

The aggregate gross proceeds to the Company from the offering and the warrant exercise are expected to be approximately $5.0 million, before deducting the placement agents’ fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

The shares of common stock (or common stock equivalents) described above (but not the unregistered warrants issued in the warrant exercise or the shares of common stock underlying such unregistered warrants) are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-283819) that was filed with the Securities and Exchange Commission (the “SEC”), on December 13, 2024, as amended on January 31, 2025, and declared effective by the SEC on February 12, 2025. The securities offered in the registered direct offering are being offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus, when available, may also be obtained from Rodman & Renshaw LLC at 600 Lexington Avenue, 32nd Floor, New York, NY 10022, by telephone at (212) 540-4414, or by email at info@rodm.com and H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The unregistered warrants described above are being issued in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement with the SEC or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Energous Wireless Power Solutions

Energous Corporation d/b/a Energous Wireless Power Solutions (Nasdaq: WATT) is pioneering scalable, over-the-air (OTA) wireless power networks that enable unprecedented levels of visibility, control, and intelligent business automation. The Company’s wireless power transmitter and receiver technologies deliver continuous access to wireless power, helping drive a new generation of battery-free devices for asset and inventory tracking and management—from retail sensors, electronic shelf labels, and asset trackers, to air quality monitors, motion detectors, and more. For more information, visit http://www.energous.com/ or follow on LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements may describe our future plans and expectations and are based on the current beliefs, expectations and assumptions of Energous. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of forward-looking statements in this release include but are not limited to statements relating to the timing and completion of the registered direct offering and concurrent warrant exercise, the satisfaction of customary closing conditions related to the registered direct offering and concurrent warrant exercise, and the intended use of proceeds therefrom. Factors that could cause actual results to differ from current expectations include: market and other conditions; uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (SEC), any subsequently filed quarterly reports on Form 10-Q as well as in other documents that may have been subsequently filed by Energous, from time to time, with the SEC, in evaluating our forward-looking statements. In addition, any forward-looking statements represent Energous’ views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. Energous does not assume any obligation to update any forward-looking statements unless required by law.

Contacts

Investor Relations

IR@energous.com